MUTUAL FUND SERIES TRUST

Catalyst Dynamic Alpha Fund Class A: CPEAX Class C: CPECX Class I: CPEIX (the “Fund”)

July 23, 2019

This information supplements certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2018.

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Effective immediately, Luke O’Neill is a Portfolio Manager of the Fund. The Fund’s Prospectus and Summary Prospectus are revised to reflect Mr. O’Neill’s position with the Fund.

The paragraphs contained in the sections of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary – Portfolio Managers” are replaced with the following:

Portfolio Managers: Mr. Bruce W. Miller, Chief Investment Officer of the Sub-Advisor, Mr. Cory S. Krebs, Chief Operating Officer of the Sub-Advisor and Mr. Luke O’Neill, Senior Vice President of the Sub-Advisor, serve as the Fund’s Portfolio Managers. Messrs. Miller, Krebs and O’Neill are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Miller and Krebs have served the Fund in this capacity since the Fund commenced operations in 2011. Mr. O’Neill has served the Fund in this capacity since 2019.

The first paragraph under the section of the Fund’s Prospectus entitled “Management of the Fund - Portfolio Managers: Dynamic Alpha Fund” is replaced with the following:

Bruce Miller, Cory Krebs and Luke O’Neill are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio, including updating the quantitative model, analysis of individual securities and sectors, security selection, trading and reporting.

The following information is added to section of the Fund’s Prospectus entitled “Management of the Fund - Portfolio Managers: Dynamic Alpha Fund”:

Luke O’Neill – Portfolio Manager

Luke J. O’Neill has served as Senior Vice President and a member of the Investment Committee of the Sub-Advisor since 2018. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining the Sub-Advisor in 2018, Mr. O’Neill was a Director of the Investment Strategy Team and Head of Product Development and Management at Mellon Capital Management, a large institutional investment manager within BNY Mellon from September 2012 through December 2017. Prior to that, he served as Executive Director and Head of Manager

Research at Morgan Stanley Investment Management, and as Vice President and Head of Manager Research at Wilshire Associates. Mr. O’Neill graduated from Geneva College in 1997 with a Bachelor of Science degree in Applied Mathematics. He also received a Master of Science in Organizational Leadership from Geneva College in 1999. In 2004, he graduated with an MBA in Finance, Accounting, and Marketing from the Tepper School of Business at Carnegie Mellon University. In 2006, Luke was awarded the Chartered Financial Analyst (CFA) designation.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

Catalyst Dynamic Alpha Fund

Class A: CPEAX Class C: CPECX Class I: CPEIX

(the “Fund”)

july 23, 2019

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2018, and should be read in conjunction with such SAI

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The following information hereby replaces the information contained under the section of the SAI entitled “Advisors and Sub-Advisors – Portfolio Managers – Dynamic Alpha Fund”:

Bruce W. Miller, Cory S. Krebs and Luke O’Neill are the portfolio managers responsible for the day-to-day management of the Dynamic Alpha Fund. Messrs. Miller, Krebs and O’Neill’s compensation from the Fund’s sub-advisor is based on a fixed salary plus bonus based on the overall profits of the Sub-Advisor. They are also entitled to a portion of the proceeds if the sub-advisor sells all or a portion of the advisor's business. They also participate in a 401(k) retirement plan.

The following information is hereby added to tables contained under the section of the SAI entitled “Advisors and Sub-Advisors”:

As of June 30, 2019, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Bruce W. Miller, Cory S. Krebs and Luke O’Neill are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Bruce W. Miller	1	$340	0	$0	1,134	$1,192
Cory S. Krebs	1	$340	0	$0	1,134	$1,192
Luke O’Neill	1	$340	0	$0	1,134	$1,192

The advisory fees for the registered investment companies, other pooled investment vehicles or other accounts managed by the portfolio manager listed above are not based on the performance of the respective account.

The following table shows the dollar range of equity securities of the Fund beneficially owned by Mr. Bruce W. Miller, Mr. Cory S. Krebs and Mr. Luke O’Neill as of June 30, 2019.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Fund
Bruce W. Miller	Dynamic Alpha Fund	$100,001- $500,000
Cory S. Krebs	Dynamic Alpha Fund	$100,001- $500,000
Luke O’Neill	Dynamic Alpha Fund	$10,001- $50,000

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.